UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 26, 2009

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 5.03.                                          Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

On February 26, 2009, the Board of Directors of W. R. Grace & Co. (“Grace”) amended the Grace By-laws, effective immediately, to:

•                  Amend Section 1.1 to update information about Grace’s registered agent and principal office in the state of Delaware.

•                  Amend Section 2.1 to make May 5th one of the options for the date of Grace’s annual meeting of the stockholders.

•                  Amend and restate Section 2.7, which governs the required notice of stockholder business and nominations at stockholder meetings, in its entirety.  As amended and restated, Section 2.7 provides that:

•                  the provisions of Section 2.7 are the exclusive means for a stockholder to nominate directors or propose other business to be considered by the stockholders at an annual meeting of stockholders, other than proposals governed by Rule 14a-8 of the federal proxy rules.

•                  A stockholder making a director nomination or proposing other business at a stockowner meeting must be a stockholder at the time of providing notice and at the time of the annual meeting, be eligible to vote at the meeting and comply with the notice provisions of Section 2.7.

•                  If a stockholder wishes to present a proposal at an annual meeting of stockholders or to nominate one or more directors and the proposal is not intended to be included in the Grace proxy statement relating to that meeting, the stockholder must give advance written notice to Grace prior to the deadline for such meeting. In general, the bylaws provide that such notice should be addressed to the Secretary and be received by Grace no less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting, except in certain circumstances.

•                  If a stockholder wishes to nominate one or more directors at a special meeting of stockholders at which directors are to be elected pursuant to the notice of meeting, the stockholder must give advance written notice to Grace prior to the deadline for such meeting. In general, Section 2.7 provides that such notice should be addressed to the Secretary and be received by Grace no less than 90 days nor more than 120 days prior to the date of the special meeting, except in certain circumstances.

•                  Any stockholder filing a written notice of nomination for director must describe various matters regarding the nominee and the stockholder and the underlying beneficial owner, if any, including, among other things, such information as name, address, shares, as well as rights to acquire shares and other derivative securities or short interest held. Any stockholder filing a notice to bring other business before an annual meeting of stockholders must include in such notice the same type of information as well as, among other things, any relevant understandings or arrangements between the stockholder and beneficial owner, if any, a brief description of the business desired to be brought before the meeting, and the reasons therefor, and other specified matters.

•                  Nominees for director must complete and return a written questionnaire with respect to the background and qualification of the nominees and the background of any other person or entity on whose behalf the nomination is being made; and provide a written representation and agreement that the nominee:

•                  will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such prospective nominee, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to Grace or (2) any Voting Commitment that could limit or interfere with the nominee’s ability to comply, if elected as a director, with the nominee’s fiduciary duties under applicable law;

•                  is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Grace with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein;

•                  shall, if the Board of Directors so requires, agree to purchase within 90 days if elected as a director a specified number of common shares and will not dispose of this specified number of common shares so long as the person is a director, and disclose whether any financial assistance was obtained for the purchase of said shares, along with certain information concerning any person who provided such financial assistance; and

•                  would be in compliance if elected as a director and will comply with all of our applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

•                  Amend Section 3.5 to expand the methods of delivery of notice to members of the Board of Directors to include email or other electronic delivery methods and delete references to telegram delivery.

•                  Delete previous Section 3.11 that addressed certain issues with respect to the “Committee on Officer’s Compensation,” including the purpose of the committee and independence standards for membership on the committee and other issues that are addressed by Grace’s Corporate Governance Principles and the Grace Compensation Committee Charter.

•                  Revise Section 6.7, which governs indemnification by Grace of directors, officers, employees or agents, to read in the last sentence of Section 6.7(F) as follows:  “No repeal or modification of this Section 6.7 shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any acts, omissions, facts or circumstances occurring or arising prior to any such repeal or modification” in lieu of the previous language which referred in relevant part to “any occurrence or matter arising prior to any such repeal or modification.”

•                  Make other conforming changes.

The preceding is qualified in its entirety by reference to the Company’s By-laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-laws of W. R. Grace & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Secretary

Dated: February 27, 2009